                                DTM CORPORATION

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of DTM Corporation, a Texas corporation (the "Company"), does hereby constitute and appoint John S. Murchison, III and Uday Bellary, either of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof as well as any rules, regulations and requirements of any other regulatory authority, in connection with the registration of the Company's common stock, $.0002 par value per share (the "Common Stock") issuable under the DTM Corporation Equity Appreciation Plan and the DTM Corporation Stock Option Plan, and, to the extent necessary, the registration of interests under such plans, including the execution of registration statements on Form S-8 or any other appropriate form, and any or all amendments (including, without limitation, any amendment or amendments increasing the number of shares of Common Stock for which registration is being sought) and post-effective amendments thereto (collectively, the "Registration Statements"), with all exhibits and any and all documents required to be filed as a part of, an exhibit to, or in connection with said Registration Statements or any amendment thereto, with the Commission or any other regulatory authority, granting under said attorneys-in-fact and agents, or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 11th day of March, 1997.


                                         ---------------------------------------

                                         (Signature)


                                          /s/ MARSHALL O. LARSEN
                                         ---------------------------------------
                                         Marshall O. Larsen

                                DTM CORPORATION

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of DTM Corporation, a Texas corporation (the "Company"), does hereby constitute and appoint John S. Murchison, III and Uday Bellary, either of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof as well as any rules, regulations and requirements of any other regulatory authority, in connection with the registration of the Company's common stock, $.0002 par value per share (the "Common Stock") issuable under the DTM Corporation Equity Appreciation Plan and the DTM Corporation Stock Option Plan, and, to the extent necessary, the registration of interests under such plans, including the execution of registration statements on Form S-8 or any other appropriate form, and any or all amendments (including, without limitation, any amendment or amendments increasing the number of shares of Common Stock for which registration is being sought) and post-effective amendments thereto (collectively, the "Registration Statements"), with all exhibits and any and all documents required to be filed as a part of, an exhibit to, or in connection with said Registration Statements or any amendment thereto, with the Commission or any other regulatory authority, granting under said attorneys-in-fact and agents, or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 11th day of March, 1997.


                                         ---------------------------------------

                                         (Signature)


                                          /s/ ALEXANDER MACLACHLAN
                                         ---------------------------------------
                                         Dr. Alexander MacLachlan

                                DTM CORPORATION

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of DTM Corporation, a Texas corporation (the "Company"), does hereby constitute and appoint John S. Murchison, III and Uday Bellary, either of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof as well as any rules, regulations and requirements of any other regulatory authority, in connection with the registration of the Company's common stock, $.0002 par value per share (the "Common Stock") issuable under the DTM Corporation Equity Appreciation Plan and the DTM Corporation Stock Option Plan, and, to the extent necessary, the registration of interests under such plans, including the execution of registration statements on Form S-8 or any other appropriate form, and any or all amendments (including, without limitation, any amendment or amendments increasing the number of shares of Common Stock for which registration is being sought) and post-effective amendments thereto (collectively, the "Registration Statements"), with all exhibits and any and all documents required to be filed as a part of, an exhibit to, or in connection with said Registration Statements or any amendment thereto, with the Commission or any other regulatory authority, granting under said attorneys-in-fact and agents, or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 14th day of March, 1997.


                                          /s/ JOHN S. MURCHISON, III
                                         ---------------------------------------

                                         (Signature)


                                         ---------------------------------------
                                         John S. Murchison, III

                                DTM CORPORATION

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of DTM Corporation, a Texas corporation (the "Company"), does hereby constitute and appoint John S. Murchison, III and Uday Bellary, either of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof as well as any rules, regulations and requirements of any other regulatory authority, in connection with the registration of the Company's common stock, $.0002 par value per share (the "Common Stock") issuable under the DTM Corporation Equity Appreciation Plan and the DTM Corporation Stock Option Plan, and, to the extent necessary, the registration of interests under such plans, including the execution of registration statements on Form S-8 or any other appropriate form, and any or all amendments (including, without limitation, any amendment or amendments increasing the number of shares of Common Stock for which registration is being sought) and post-effective amendments thereto (collectively, the "Registration Statements"), with all exhibits and any and all documents required to be filed as a part of, an exhibit to, or in connection with said Registration Statements or any amendment thereto, with the Commission or any other regulatory authority, granting under said attorneys-in-fact and agents, or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 13th day of March, 1997.


                                          /s/ THOMAS G. RICKS
                                         ---------------------------------------

                                         (Signature)


                                         ---------------------------------------
                                         Thomas G. Ricks

                                                                    EXHIBIT 24.1



                                DTM CORPORATION

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of DTM Corporation, a Texas corporation (the "Company"), does hereby constitute and appoint John S. Murchison, III and Uday Bellary, either of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof as well as any rules, regulations and requirements of any other regulatory authority, in connection with the registration of the Company's common stock, $.0002 par value per share (the "Common Stock") issuable under the DTM Corporation Equity Appreciation Plan and the DTM Corporation Stock Option Plan, and, to the extent necessary, the registration of interests under such plans, including the execution of registration statements on Form S-8 or any other appropriate form, and any or all amendments (including, without limitation, any amendment or amendments increasing the number of shares of Common Stock for which registration is being sought) and post-effective amendments thereto (collectively, the "Registration Statements"), with all exhibits and any and all documents required to be filed as a part of, an exhibit to, or in connection with said Registration Statements or any amendment thereto, with the Commission or any other regulatory authority, granting under said attorneys-in-fact and agents, or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 11th day of March, 1997.



                                         ---------------------------------------

                                         (Signature)

                                          /s/ STEVEN G. ROLLS
                                         ---------------------------------------
                                         Steven G. Rolls

                                DTM CORPORATION

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of DTM Corporation, a Texas corporation (the "Company"), does hereby constitute and appoint John S. Murchison, III and Uday Bellary, either of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof as well as any rules, regulations and requirements of any other regulatory authority, in connection with the registration of the Company's common stock, $.0002 par value per share (the "Common Stock") issuable under the DTM Corporation Equity Appreciation Plan and the DTM Corporation Stock Option Plan, and, to the extent necessary, the registration of interests under such plans, including the execution of registration statements on Form S-8 or any other appropriate form, and any or all amendments (including, without limitation, any amendment or amendments increasing the number of shares of Common Stock for which registration is being sought) and post-effective amendments thereto (collectively, the "Registration Statements"), with all exhibits and any and all documents required to be filed as a part of, an exhibit to, or in connection with said Registration Statements or any amendment thereto, with the Commission or any other regulatory authority, granting under said attorneys-in-fact and agents, or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 11th day of March, 1997.


                                         ---------------------------------------

                                         (Signature)


                                          /s/ D. LEE TOBLER
                                         ---------------------------------------
                                         D. Lee Tobler